                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of Earliest Event Reported):  July 16, 2001


                           MAIN STREET BANCORP, INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)


                                 PENNSYLVANIA
                                 ------------
                (State or other jurisdiction of incorporation)


                    0-24145                            23-2960905
                    -------                            ----------
            (Commission file number)                (IRS employer ID)



     601 Penn Street, Reading, PA                                  19603
     ----------------------------                                  -----
   (Address of principal executive office)                      (Zip Code)

      Registrant's telephone number, including area code  (610) 685-1400


                                     NONE
                                     ----
     (Former name, address and fiscal year, if changed since last report.)
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Item 5.  Other Events

     On July 16, 2001, Main Street Bancorp, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Sovereign Bancorp, Inc. ("Sovereign"), pursuant to which the Company will be merged with and into Sovereign, which shall be the surviving corporation (the "Merger"). The Merger Agreement was approved by the Company's Board of Directors on July 16, 2001. Pursuant to the Merger Agreement, Main Street Bank, the Company's only bank subsidiary, will be merged into Sovereign Bank, a Sovereign subsidiary. A copy of the Company's July 17, 2001 Press Release announcing the Merger Agreement is filed herewith as Exhibit 99.2, and incorporated herein by reference.

     In the Merger, each outstanding share of Company Common Stock, no par value per share ("Company Common Stock"), will be converted in to the right to receive Sovereign Common Stock and cash equal to $16.10. Shareholders of the Company would have the ability to elect up to 30% of the total aggregate consideration in cash, and in the event of an oversubscription for cash, shares of Sovereign Common Stock would be allocated on a pro rata basis. Consummation of the Merger is subject to certain terms and conditions, including, among other things, approval by various regulatory authorities and the Company's shareholders. The foregoing summary of the terms of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is filed herewith as Exhibit 2 and is incorporated herein by reference.

     The Company and Sovereign also entered into a Stock Option Agreement dated as of July 16, 2001 (the "Stock Option Agreement") pursuant to which the Company has granted to Sovereign an option to purchase, under certain circumstances set forth in the Stock Option Agreement, up to that number of shares of Company Common Stock that represents 19.9% of the number of currently issued and outstanding shares of Company Common Stock, at a purchase price per share of $10.75. The foregoing summary of the Stock Option Agreement is qualified in its entirety by reference to the Stock Option Agreement which is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits.

                 2 Agreement and Plan of Merger dated as of July 16, 2001 by and between Main Street Bancorp, Inc. and Sovereign Bancorp, Inc.

                 99.1 Stock Option Agreement dated as of July 16, 2001 by and between Main Street Bancorp, Inc. and Sovereign Bancorp, Inc. (Included as Exhibit 2 to Agreement and Plan of Merger, filed herewith as Exhibit 2).

                 99.2       Press Release dated July 17, 2001

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Main Street Bancorp, Inc.



Date: July 20, 2001                /s/ Brian M. Hartline
                                 ------------------------------------------
                                     President & CEO
                                     (Principal Executive Officer)
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EXHIBIT INDEX

Exhibit No.         Description
-----------         ------------------------

2 Agreement and Plan of Merger dated as of July 16, 2001 by and between Main Street Bancorp, Inc. and Sovereign Bancorp, Inc.

99.1 Stock Option Agreement dated as of July 16, 2001 by and between Main Street Bancorp, Inc. and Sovereign Bancorp, Inc. (Included as Exhibit 2 to Agreement and Plan of Merger, filed herewith as Exhibit 2).

99.2                Press Release dated July 17, 2001